UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2012

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 24, 2012, DaVita Inc. (the “Company”), its subsidiary guarantors and JPMorgan Chase Bank, N.A., as administrative agent, entered into an amendment to its existing senior secured credit facilities to permit additional borrowings in an aggregate principal amount of $3,000 million, comprised of a new five year Term Loan A-3 facility in an aggregate principal amount of $1,350 million and a new seven year Term Loan B-2 facility in an aggregate principal amount of $1,650 million. The effectiveness of the amendment is subject to the execution of the amendment by the other parties to the senior secured credit facilities and various conditions, including the receipt of binding commitments of lenders for the full $3,000 million of the additional term loans. The Company has obtained commitments for the new five year term loan A-3, which are subject to various conditions, including the receipt of binding commitments for the new seven year term loan B-2 which are not expected to be received until immediately prior to the closing of the Company’s merger with HealthCare Partners Holdings, LLC (the “Merger”).

The foregoing description of the amendment to the senior secured credit agreement is qualified in its entirety by reference to the complete terms and conditions of the amended senior secured credit agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is incorporated by reference into this Item 2.03. The information regarding the Notes, as defined below, set forth in 8.01 below is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

On August 28, 2012, the Company completed its registered public offering of $1,250,000,000 aggregate principal amount of 5.750% senior notes due 2022 (the “Notes”). The Company entered into an indenture with respect to the Notes, dated August 28, 2012 (the “Indenture), among the Company, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”). The Notes initially will be guaranteed by each of the Company’s domestic restricted subsidiaries that guarantee the Company’s senior secured credit facilities.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete terms of the Indenture. The Indenture, which includes the form of Note and the form of guarantee for the Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the completion of the Company’s registered public offering, the Company entered into an Escrow Agreement with The Bank of New York Mellon Trust Company, N.A., as trustee, The Bank of New York Mellon Trust Company, N.A., as escrow agent, and The Bank of New York Mellon Trust Company, N.A., as bank and securities intermediary. The Company has deposited the net proceeds from the Notes into escrow pursuant to the Escrow Agreement, together with additional amounts needed to redeem the Notes at the redemption price including accrued interest through November 30, 2012. Upon the closing of the Merger, the escrowed funds will be disbursed to pay a portion of the cash merger consideration in that transaction. In the event that the Merger is not consummated by November 30, 2012 (subject to three one month extensions), the escrowed funds will be delivered to the Trustee for the Notes and applied to the special mandatory redemption thereof.

The foregoing description of the Escrow Agreement is qualified in its entirety by reference to the complete terms of the Escrow Agreement. The Escrow Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
4.1	Indenture, dated August 28, 2012, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 5.750% Senior Notes due 2022 and related Guarantee (included in Exhibit 4.1).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Elizabeth McCubrey.

5.3	Opinion of Amy Sanford.

5.4	Opinion of Andrea Testa.

5.5	Opinion of Cole, Scott & Kissane, P.A.

5.6	Opinion of Harrison & Moberly, LLP.

5.7	Opinion of Venable LLP.

5.8	Opinion of Honigman Miller Schwartz and Cohn LLP.

5.9	Opinion of Lionel Sawyer & Collins.

5.10	Opinion of Lowenstein Sandler PC.

5.11	Opinion of Pepper Hamilton LLP.

5.12	Opinion of LeClairRyan.

10.1	Amendment No. 2 to the Credit Agreement, dated as of August 24, 2012, by and among DaVita Inc., the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, N.A., as Issuing Lender and Swingline Lender, and the other agents from time to time parties thereto.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Elizabeth McCubrey (included in Exhibit 5.2).

23.3	Consent of Amy Sanford (included in Exhibit 5.3).

23.4	Consent of Andrea Testa (included in Exhibit 5.4).

23.5	Consent of Cole, Scott & Kissane, P.A. (included in Exhibit 5.5).

23.6	Consent of Harrison & Moberly, LLP (included in Exhibit 5.6).

23.7	Consent of Venable LLP (included in Exhibit 5.7).

23.8	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.8).

23.9	Consent of Lionel Sawyer & Collins (included in Exhibit 5.9).

23.10	Consent of Lowenstein Sandler PC (included in Exhibit 5.10).

23.11	Consent of Pepper Hamilton LLP (included in Exhibit 5.11).

23.12	Consent of LeClairRyan (included in Exhibit 5.12).

99.1

Escrow Agreement, dated as of August 28, 2012, by and among DaVita Inc., The Bank of New York Mellon Trust Company, N.A., as trustee, The Bank of New York Mellon Trust Company, N.A., as escrow agent and The Bank of New York Mellon Trust Company, N.A., as bank and securities intermediary.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-183285).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: August 28, 2012	By:	/s/ Kim M. Rivera
Kim M. Rivera
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated August 28, 2012, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 5.750% Senior Notes due 2022 and related Guarantee (included in Exhibit 4.1).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Elizabeth McCubrey.

5.3	Opinion of Amy Sanford.

5.4	Opinion of Andrea Testa.

5.5	Opinion of Cole, Scott & Kissane, P.A.

5.6	Opinion of Harrison & Moberly, LLP.

5.7	Opinion of Venable LLP.

5.8	Opinion of Honigman Miller Schwartz and Cohn LLP.

5.9	Opinion of Lionel Sawyer & Collins.

5.10	Opinion of Lowenstein Sandler PC.

5.11	Opinion of Pepper Hamilton LLP.

5.12	Opinion of LeClairRyan.

10.1	Amendment No. 2 to the Credit Agreement, dated as of August 24, 2012, by and among DaVita Inc., the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and JPMorgan Chase Bank, N.A., as Issuing Lender and Swingline Lender, and the other agents from time to time parties thereto.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Elizabeth McCubrey (included in Exhibit 5.2).

23.3	Consent of Amy Sanford (included in Exhibit 5.3).

23.4	Consent of Andrea Testa (included in Exhibit 5.4).

23.5	Consent of Cole, Scott & Kissane, P.A. (included in Exhibit 5.5).

23.6	Consent of Harrison & Moberly, LLP (included in Exhibit 5.6).

23.7	Consent of Venable LLP (included in Exhibit 5.7).

23.8	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.8).

23.9	Consent of Lionel Sawyer & Collins (included in Exhibit 5.9).

23.10	Consent of Lowenstein Sandler PC (included in Exhibit 5.10).

23.11	Consent of Pepper Hamilton LLP (included in Exhibit 5.11).

23.12	Consent of LeClairRyan (included in Exhibit 5.12).

99.1

Escrow Agreement, dated as of August 28, 2012, by and among DaVita Inc., The Bank of New York Mellon Trust Company, N.A., as trustee, The Bank of New York Mellon Trust Company, N.A., as escrow agent and The Bank of New York Mellon Trust Company, N.A., as bank and securities intermediary.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-183285).